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                                                                   Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David M. Bronson, Executive Vice President and Chief Financial Officer of PSS World Medical, Inc. (the "Company"), hereby certify that the Company's Annual Report on Form 10-K for the year ended March 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


          /s/ David M. Bronson
---------------------------------------
            David M. Bronson
   Executive Vice President and Chief
           Financial Officer

June 25, 2003


A signed original of this written statement required by Section 906 has been provided to PSS World Medical, Inc. and will be retained by PSS World Medical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.